                                                                     EXHIBIT 4.1


                             [Front of Certificate]

COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES
-------------------                                          -------------------

                               BIKERS DREAM, INC.
                      THESE SHARES REFLECT A 1:1,363.341473
                               REVERSE STOCK SPLIT

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE STATE OF CALIFORNIA                                   CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 090008 20 2




is the record holder of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                               BIKERS DREAM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]
                               BIKERS DREAM, INC.
                                    CORPORATE
                                      SEAL
                                      1985
                                   CALIFORNIA
/s/ Richard E. King, Jr.                                     /s/ Dennis Campbell

SECRETARY                                                              President

[Vertical along right margin:]
COUNTERSIGNED AND REGISTERED:
        AMERICAN SECURITIES TRANSFER, INC.
        P.O. Box 1596
        Denver, Colorado 80201

                                        TRANSFER AGENT AND REGISTRAR


                                        BY /s/ S. Smith

                                        AUTHORIZED SIGNATURE



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                            [Reverse of Certificate]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- _______________Custodian____________
TEN ENT -- as tenants by the entireties                                   (Cust)                (Minor)
JT TEN  -- as joint tenants with right                                under Uniform Gifts to Minors
           of survivorship and not as tenants                         Act_______________________________
           in common                                                                 (State)
                                                 UNIF TRF MIN ACT --  __________Custodian (until age________)
                                                                      (Cust)
                                                                      _____________ under Uniform Transfers
                                                                         (Minor)
                                                                      to Minors Act_______________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          SHARES
-------------------------------------------------------------------------


of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint attorney
-------------------------------------------------------------------------
to transfer the said stock on the books of the within named corporation with full

Power of substitution in the premises.


DATED ______________________________


                                        X
`                                       ----------------------------------------

                                        X
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                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAMES AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By:___________________________________________________________ THE SIGNATURE(S)
SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15).